                                                                   EXHIBIT 10.25

                                                     Service Agreement No. 38022
                                                          Control No. 930905-054

                              SST SERVICE AGREEMENT

      THIS AGREEMENT, made and entered into this 1st day of November, 1993, by and between COLUMBIA GAS TRANSMISSION CORPORATION ("Seller") and UGI UTILITIES, INC. ("Buyer").

      WITNESSETH: That in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

      Section 1. Service to be Rendered. Seller shall perform and Buyer shall receive service in accordance with the provisions of the effective SST Rate Schedule and applicable General Terms and Conditions of Seller's FERC Gas Tariff, Second Revised Volume No. 1 (Tariff), on file with the Federal Energy Regulatory Commission (Commission), as the same may be amended or superseded in accordance with the rules and regulations of the Commission. The maximum obligation of Seller to deliver gas hereunder to or for Buyer, the designation of the points of delivery at which Seller shall deliver or cause gas to be delivered-to or for Buyer, and the points of receipt at which Buyer shall deliver or cause gas to be delivered, are specified in Appendix A. as the same may be amended from time to time by agreement between Buyer and Seller, or in accordance with the rules and regulations of the Commission. Service hereunder shall be provided subject to the provisions of Part 284.223 of Subpart G of the Commission's. regulations. Buyer warrants that service hereunder is being provided on behalf of Buyer.

      Section 2. Term. Service under this Agreement shall commence as of November 1, 1993, and shall continue in full force and effect until October 31, 2004, and from year-to-year thereafter unless terminated by either party upon six (6) months' written notice to the other prior to the end of the initial term granted or any anniversary date thereafter. Pre-granted abandonment shall apply upon termination of this Agreement, subject to any right of first refusal Buyer may have under the Commission's regulations and Seller's Tariff.

      Section 3. Rates. Buyer shall pay- Seller the charges and furnish Retainage as described in the above-referenced Rate Schedule, unless otherwise agreed to by the parties in writing and specified as an amendment to this Service Agreement.

      Section 4. Notices. Notices to Seller under this Agreement shall be addressed to it at Post Office Box 1273, Charleston, West Virginia 25325-1273,
Attention: Manager - Agreements Administration and notices to Buyer shall be addressed to it at Post Office Box 12677, 100 Kachel Boulevard, Suite 400, Reading, Pennsylvania 19612-2677, Attention: Earl Smith, until changed by either party by written notice.

                                                     Service Agreement No. 38022
                                                          Control No. 930905-054

                         SST SERVICE AGREEMENT (Cont'd)

      Section 5. Prior Service Agreements. This Service Agreement supersedes and cancels, as of the effective date hereof, the following Service Agreements:

FSS Service Agreement No. 34637, effective November 1, 1989, as it may have been amended, providing for storage and transportation service under the FSS Rate Schedule.

UGI UTILITIES, INC.                        COLUMBIA GAS TRANSMISSION CORPORATION



By:    /s/   R. J. Chaney                  By:   /s/  Barry J. Towey
      ---------------------------------          -------------------------------

Title: Vice President & General Manager    Title: Manager - Agreements Admin.
      ---------------------------------          -------------------------------

                                                                  Revision No. 6
                                                     Control No. 1996-09-18-0014
                    Appendix A to Service Agreement No. 38022

                            Under Rate Schedule S S T

             Between (Seller) COLUMBIA GAS TRANSMISSION CORPORATION

                         and (Buyer) UGI UTILITIES INC.

      October through March Transportation Demand        65,3590   Dth/day

      April through September Transportation Demand       32,678   Dth/day

                             Primary Receipt Points

               Scheduling        Scheduling       Maximum Daily
                Point No.        Point Name       Quantity (Dth/Day)
               -----------------------------------------------------

                  STOW      STORAGE WITHDRAWALS        65,359

                                                                  Revision No. 6
                                                     Control No. 1996-09-18-0014

                    Appendix A to Service Agreement No. 38022
                            Under Rate Schedule S S T
             Between (Seller) COLUMBIA GAS TRANSMISSION CORPORATION
                         and (Buyer) UGI UTILITIES INC.

                             Primary Delivery Points

                                                                                      Maximum      Maximum
                                                                                       Daily       Delivery
                                                                                      Delivery     Pressure
Scheduling                           Measuring                                       Obligation   Obligation
 Point No.   Scheduling Point Name   Point No.   Footnotes   Measuring Point Name    (Dth/Day)      (PSIG)
------------------------------------------------------------------------------------------------------------
72           UGI CORPORATION          600011         02      UGI Allentown              85,000         400
                                      600012         02      UGI Quakertown              6,170         100
                                      600013         02      UGI Tatamy                  7,800         400
                                      600018         02      UGI Boyertown               4,050         400
                                      600019                 UGI Millway                15,376         400
                                      600020         02      UGI Birdsboro              19,521         400
                                      600021         01      TEMPLE                     20,811
                                      600023         01      BALLY                      11,000
                                      600030         01      Harrisburg                 18,816         400
                                      600032         01      DAUPHIN                    20,811
                                      600033                 UGI Mt. Joy                 1,686         100
                                      600036                 UGI Lititz                  2,976         300
                                      600037                 MANHEIM                     1,488         150
                                      600038                 UGI New Holland            17,856         200
                                      603470                 UGI Marlatta                3,800         400
                                      604626                 UGI Locust Point           27,700         500
                                      630112                 UGI - MORGANTOWN            2,500          60
C23          PENNSBURG                631929         01      PENNSBURG (74-00057            0
C22          EAGLE                    632170         01      EAGLE C.S. (74-00001           0

                                                                  Revision No. 6
                                                     Control No. 1996-09-l8-0014
                    Appendix A to Service Agreement No. 38022
                             Under Rate Schedule SST
             Between (Seller) COLUMBIA GAS TRANSMISSION CORPORATION
                         and (Buyer) UGI UTILITIES INC.

S1    /     IF A MAXIMUM PRESSURE IS NOT SPECIFICALLY STATED, THEN SELLER'S
OBLIGATION SHALL BE AS STATED IN SECTION 13 (DELIVERY PRESSURE) OF THE GENERAL TERMS AND CONDITIONS.

FN01  /     THIS METER IS IN THE TEXAS EASTERN DIRECTS AGGREGATE AREA AND THE
LINE 1278 NORTH AGGREGATE AREA.

FN02  /     THIS METER IS IN THE LINE 1278 NORTH AGGREGATE AREA.

GFNT  /     UNLESS STATION SPECIFIC MOODS ARE SPECIFIED IN A SEPARATE FIRM
SERVICE AGREEMENT BETWEEN SELLER AND BUYER, SELLER'S AGGREGATE MAXIMUM DAILY DELIVERY OBLIGATION, UNDER THIS AND ANY OTHER SERVICE AGREEMENT BETWEEN SELLER AND BUYER, AT THE STATIONS, LISTED ABOVE SHALL NOT EXCEED THE MOOD QUANTITIES SET FORTH ABOVE FOR EACH STATION IN ADDITION, SELLER SHALL NOT BE OBLIGATED ON ANY DAY TO DELIVER MORE THAN THE AGGREGATE DAILY QUANTITIES,(ADQ) LISTED BELOW IN THE AGGREGATE AREAS LISTED BELOW. THE STATIONS FOOTNOTED ABOVE WITH A 1 OR 2 ARE IN THE AGGREGATE AREAS SET FORTH IN GREATER DETAIL BELOW. ANY STATION SPECIFIC MOODS IN A SEPARATE FIRM SERVICE AGREEMENT BETWEEN SELLER AND BUYER SHALL BE ADDITIVE BOTH TO THE INDIVIDUAL STATION MOODS SET FORTH HEREIN AND TO ANY APPLICABLE AGGREGATE DAILY QUANTITY SET FORTH BELOW.

FOOTNOTE                                                   AGGREGATE
 NUMBER           AGGREGATE AREA NAME                    DAILY QUANTITY
--------------------------------------------------------------------------

    1       TEXAS EASTERN DIRECTS AGGREGATE AREA          20,811 DTH/D
            (FROM NOVEMBER 1 - MARCH 31)

    1       TEXAS EASTERN DIRECTS AGGREGATE AREA          22,524 DTH/D
            (FROM APRIL 1 - OCTOBER 31)

    1+2     ADQ FOR AGGREGATE AREA FOOTNOTE              100,000 DTH/D
            NUMBERS 1 AND 2

                                                                  Revision No. 6
                                                     Control No. 1996-09-18-0014

                    Appendix A to Service Agreement No. 38022

                            Under Rate Schedule S S T
             Between (Seller) COLUMBIA GAS TRANSMISSION CORPORATION
                          and (Buyer) UGI UTILITIES INC

The Master List of Interconnects (MLI) as defined in Section 1 of the General Terms and Conditions of Seller's Tariff is incorporated herein by reference for the purposes of listing valid secondary receipt and delivery points.

Service changes pursuant to this Appendix A shall become effective as of OCTOBER 01, 1996. This Appendix A shall cancel and supersede the previous Appendix A effective as of APRIL 01, 1996, to the Service Agreement referenced above. With the exception of this Appendix A, all other terms and conditions of said Service Agreement shall remain in full force and effect.

UGI UTILITIES INC

By:
   -----------------------------------

Name:
     ---------------------------------

Title:
      --------------------------------

Date:
     ---------------------------------



COLUMBIA GAS TRANSMISSION CORPORATION

By:
   -----------------------------------

Name:
     ---------------------------------

Title:
      --------------------------------

Date:
     ---------------------------------